UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2025

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2021 Spring Road, Suite 600
Oak Brook, IL 60523
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As disclosed in Proposal 4 of the definitive proxy statement of TreeHouse Foods, Inc. (the “Company”) filed with the Securities and Exchange Commission on March 13, 2025 in connection with the 2025 Annual Meeting of the Company’s stockholders, the Board of Directors approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from liability for certain Company officers in certain circumstances as permitted by Delaware law, subject to stockholder approval at the Annual Meeting. At the Annual Meeting, stockholders considered and approved the Amendment. The Company has filed with the Secretary of State of Delaware a Certificate of Amendment that reflects the Amendment, which was effective upon filing. Following the filing of the Certificate of Amendment, the Company filed with the Secretary of State of Delaware a Restated Certificate of Incorporation that reflects the Amendment, which became effective upon filing.

The Restated Certificate of Incorporation that reflects the approved Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders

On April 24, 2025, TreeHouse held its 2025 Annual Meeting of the Company’s stockholders. Set forth below are the final voting totals for the matters submitted to stockholders, as provided by the independent inspector of elections, acting on behalf of Broadridge Financial Solutions, for the Annual Meeting.

Proposal One: Election of Directors

Director Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
Adam J. DeWitt	45,882,923	412,353	15,875	1,908,932
Linda K. Massman	45,882,576	408,688	19,887	1,908,932
Steven Oakland	45,447,693	853,377	10,081	1,908,932
Jill A. Rahman	45,882,004	409,454	19,693	1,908,932
Joseph E. Scalzo	45,848,098	447,282	15,771	1,908,932
Jason J. Tyler	45,659,258	641,802	10,091	1,908,932

Proposal Two: Advisory Vote to Approve the Company's Executive Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
45,212,347	1,028,585	70,219	1,908,932

Proposal Three: Ratification of the Selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2025

Votes for	Votes Against	Abstain	Broker Non-Votes
47,706,670	499,139	14,274	—

Proposal Four: Approval of an Amendment to the Company's Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Law

Votes for	Votes Against	Abstain	Broker Non-Votes
43,792,231	2,505,717	13,203	1,908,932

Proposal Five: Stockholder Proposal to Implement a Simple Majority Vote Requirement in our Governance Documents.

Votes for	Votes Against	Abstain	Broker Non-Votes
46,116,880	180,349	13,922	1,908,932

Item 9.01.     Financial Statements and Exhibits

(d)Exhibits:

Exhibit Number	Exhibit Description

3.1	Restated Certificate of Incorporation of TreeHouse Foods, Inc., as amended April 24, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	April 30, 2025	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary